SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated December 21, 2007
to Prospectus Dated May 1, 2007

The following information supplements and amends the information in the Prospectus regarding SBL Fund Series D (Global Series) (the "Series"):

Effective August 1, 2007, Security Global Investors, LLC ("SGI") has been appointed as investment sub-adviser for approximately one-half of the assets of the Series.

The Series' investment objective and risks will remain substantially the same under the SGI Sub-Advisory Agreement.

The Prospectus's discussion of the Series' principal investment strategies is replaced with the following:

The Series pursues its objective by investing, under normal market conditions in at least three countries, one of which may be the United States. The Series invests primarily in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain.

The Series pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a strategy managed by Security Global Investors, LLC ("SGI"), a sub-adviser to the Series, and 50% of its total assets to a strategy managed by OppenheimerFunds, Inc. ("OppenheimerFunds"), another sub-adviser to the Series. SGI and OppenheimerFunds each manages its allocation of the Series' assets according to its respective strategy, and their trading decisions are made independently.

In order to maintain the target allocations between the two sub-advisers, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Series' strategies promptly to the extent the percentage of the Series' assets allocated to either strategy equals or exceeds 60% of the Series' total assets.

The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation. A possible result of such allocation adjustments may be that the performance of the Series could differ from the performance of each strategy if either had been maintained as a separate portfolio.

As a consequence of the Investment Manager's efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage, or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one sub-advisor buys a security during a time frame when the other sub-advisor sells it, the net position of the Series in the security may be approximately the same as it would have been with a single sub-advisor and no such sale and purchase. The Investment Manager will consider these costs in determining the allocation and reallocation of assets.

SGI manages its portion of the Series' assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process that designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

OppenheimerFunds manages its portion of the Series' assets using a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

  Stocks of small, medium and large growth-oriented companies worldwide.
  Companies that stand to benefit from one or more global growth trends.
  Businesses with strong competitive positions and high demand for their products or services.
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

The Series may invest its assets in options, futures contracts and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. The Series may also invest in emerging market countries.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading may increase the costs the Series incurs and entail negative tax consequences by generating short-term capital gains.

To lower the risks of foreign investing, such as currency fluctuations, SGI and OppenheimerFunds each generally diversifies its portion of the Series' assets broadly across countries and industries.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Advisory Fees

Advisory fees paid by the Series to the Investment Manager have not changed. SGI will receive monthly compensation from the Investment Manager at the following annual rates (expressed as a percentage of average daily net assets) based on a percentage of the average daily closing value of the portion of the Series' net assets that SGI manages combined with the total net assets of another fund in the Security Fund complex, as follows: 0.32% of the combined average daily net assets up to $300 million, plus 0.27% of such assets over $300 million up to $750 million and 0.22% of such assets over $750 million.

About SGI

SGI, Two Embarcadero Center, Suite 2350, San Francisco, California 94111, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of August 1, 2007, SGI had approximately $525 million in assets under management. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company.

The following portfolio managers oversee day-to-day operations of the Series:

John Boich, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

Scott F. Klimo, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

David Whittall, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the Prospectus to 6th Avenue Investment Management Company, LLC, are hereby replaced with references to Security Investors, LLC.

Please Retain This Supplement For Future Reference